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                                                                   Exhibit 10.14

                           WAIVER AND AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 2 ("Amendment") is entered into as of October 30, 1998, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), Cellular Warehouse Inc., a corporation organized under the laws of the State of Georgia ("CWI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA"), Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") and National Cellular Incorporated, a corporation organized under the laws of the State of Texas ("NCI") ("LTC, TWI, CWI, USA, SEI and NCI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders waive certain financial covenant defaults that have occurred and amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. WAIVER. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waive the Events of Default which have occurred as a result of Borrowers' non-compliance with (a) Section
7.6 of the Loan Agreement for Fiscal Year 1998 to the extent Capital Expenditures made during such year were no more than $7,375,000, (b) Section 7.20(i) of the Loan Agreement to the extent EBITDA at the end of the fiscal quarter ended July 31, 1998 with respect to the immediately preceding two fiscal quarter period was no less than





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$4,675,000 and (c) Section 7.22(i) of the Loan Agreement to the extent the
Interest Coverage Ratio at the end of the fiscal quarter ended July 31, 1998 with respect to the immediately preceding two fiscal quarter period was no less than 0.30 to 1.00, but, in each case, only to the extent the non-compliance with such Sections occurred prior to such periods.

         3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1.2 of the Loan Agreement is amended as follows:

         (i) the definition of "Earnings Before Interest and Taxes" is hereby amended in its entirety to read as follows:

                           "EARNINGS BEFORE INTEREST AND TAXES" shall mean for
                  any period the sum of (i) net income or loss of Borrowers on a Consolidated Basis for such period (exclusive of any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of Borrower's business), PLUS (ii) all interest expense of Borrowers on a Consolidated Basis for such period, PLUS
                  (iii) all charges against the income of Borrowers on a Consolidated Basis for such period for federal, state and local taxes.

         (ii) the following defined terms are added in their appropriate alphabetical order:

                  "AMENDMENT NO. 2" shall mean Amendment No. 2 to this Agreement dated as of October 30, 1998.

                  "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the date on which all of the conditions precedent contained in Section 4 of Amendment No. 2 shall have been satisfied.


                  (b) Section 7.20(ii) of the Loan Agreement is amended in its entirety to provide as follows:

                  "(ii) the fiscal quarter ended October 31, 1998 with respect to the immediately preceding three fiscal quarter period (ending on the last day of such fiscal quarter) to be less than $6,200,000."

                  (c) Section 7.22(ii) of the Loan Agreement is deleted in its entirety.

                  (d) A new Section 7.24 is hereby added to the Loan Agreement and shall read as follows:

                  "7.24 COVENANT CALCULATIONS. For the purposes of calculating compliance with the requirements of Sections 7.19, 7.20, 7.21 and 7.22 for the fiscal quarters ended July 31,


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         1998, October 31, 1998, January 31, 1999 and April 30, 1999, CWI's
         EBITDA for the months of Februray, 1998 and March, 1998 shall be included in such calculation."

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by each Borrower and each Lender, (ii) the fees set forth in the Fee Letter dated the date hereof and all legal fees and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                           (a) This Amendment and the Loan Agreement, as amended
                  hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (b) Upon the effectiveness of this Amendment,
                  Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                           (c) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Amendment.

                           (d) Borrowers have no defense, counterclaim or offset
                  with respect to the Loan Agreement.

         6. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 2, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.



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         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                 LET'S TALK CELLULAR & WIRELESS, INC.



                                 By: /s/ Brett Beveridge
                                    ---------------------------------------
                                    Name:  Brett Beveridge
                                    Title: President



                                 TELEPHONE WAREHOUSE, INC.


                                 By: /s/ Brett Beveridge
                                    ---------------------------------------
                                    Name:  Brett Beveridge
                                    Title: Vice President



                                 CELLULAR WAREHOUSE, INC.



                                 By: /s/ Brett Beveridge
                                    ---------------------------------------
                                    Name:  Brett Beveridge
                                    Title: Vice President


                                 NATIONAL CELLULAR INCORPORATED



                                 By: /s/ Brett Beveridge
                                    ---------------------------------------
                                    Name:  Brett Beveridge
                                    Title: Vice President



                                 CELLULAR USA


                                 By: /s/ Brett Beveridge
                                    ---------------------------------------
                                    Name:  Brett Beveridge
                                    Title: President



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                              SOSEBEE ENTERPRISES, INC.


                              By: /s/ Brett Beveridge
                                 ---------------------------------------
                                 Name:  Brett Beveridge
                                 Title: Vice President



                              THE CHASE MANHATTAN BANK, as Agent and a Lender



                              By: /s/ Paula M. Carr
                                 ---------------------------------------
                                 Name: Paula M. Carr
                                 Title: Vice President


                              Commitment Percentage: 25%



                              BANK OF AMERICA, FSB, Lender



                              By: /s/ John Yankauskas
                                 ---------------------------------------
                                 Name:  John Yankauskas
                                 Title: Vice President


                              Commitment Percentage: 25%



                              IBJ SCHRODER BANK & TRUST COMPANY, Lender



                              By: /s/ Patricia G. McCormack
                                  --------------------------------------
                                  Name: Patricia G. McCormack
                                  Title: Director


                              Commitment Percentage: 25%

                              MERRILL LYNCH BUSINESS FINANCIAL SERVICES, Lender



                              By: /s/ Hugh E. Johnson
                                  --------------------------------------
                                  Name: Hugh E. Johnson
                                  Title: Assistant Vice President


                              Commitment Percentage: 25%